UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	July 24, 2020

Home Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Louisiana	001-34190	71-1051785
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

503 Kaliste Saloom Road, Lafayette, Louisiana	70508
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(337) 237-1960

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock	HBCP	Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition

On July 28, 2020, the Registrant announced its results of operations for the quarter ended June 30, 2020. A copy of the related press release (the "Press Release") is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein. The Press Release attached hereto is being furnished to the SEC and shall not be deemed "filed" for any purpose except as otherwise provided herein.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

By notice dated July 24, 2020, Joseph B. Zanco, Executive Vice President and Chief Financial Officer of Home Bancorp, Inc. (the “Company”) and Home Bank, N.A. (the “Bank”), resigned from his positions at the Company and the Bank effective as of the close of business on August 7, 2020. Mr. Zanco resigned in order to pursue another professional opportunity and was not related to any disagreement with the Company or the Bank over any financial reporting, internal controls, accounting, auditing or other matter.

Item 8.01	Other Events

On July 28, 2020, the Registrant announced that its Board of Directors declared a cash dividend in the amount of $0.22 per share. The cash dividend will be paid on August 21, 2020 to shareholders of record at the close of business on August 10, 2020.

Item 9.01	Financial Statements and Exhibits

(a)Not applicable.
(b)Not applicable.
(c)Not applicable.
(d)Exhibits

The following exhibit is filed herewith.

Exhibit Number	Description
99.1	Press Release - Results of Operations and Financial Condition, dated July 28, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOME BANCORP, INC.

Date: July 28, 2020	By:	/s/ John W. Bordelon
John W. Bordelon
Chairman of the Board, President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release - Results of Operations and Financial Condition, dated July 28, 2020.